                                                                    EXHIBIT 99.5




Jun-2001                           1995-C                             Page 1





                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,147,935,537.87
Beginning of the Month Finance Charge Receivables:               $159,056,585.18
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,306,992,123.05

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,098,024,749.89
End of the Month Finance Charge Receivables:                     $162,066,884.47
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,260,091,634.36

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $798,024,749.89
End of the Month Transferor Percentage                                    25.76%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $71,034,071.60
     60-89 Days Delinquent                                        $51,528,237.57
     90+ Days Delinquent                                          $98,213,413.52

     Total 30+ Days Delinquent                                   $220,775,722.69
     Delinquent Percentage                                                 6.77%

Defaulted Accounts During the Month                               $23,244,740.95
Annualized Default Percentage                                              8.86%

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Jun-2001                            1995-C                             Page 2


Principal Collections                                            $384,867,091.80
Principal Payment Rate                                                    12.23%

Total Payment Rate                                                        13.03%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $322,000,000.00
     Class B Initial Invested Amount                              $28,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                      $32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            12.71%

PRINCIPAL ALLOCATION PERCENTAGE                                           12.71%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $2,953,648.92

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $5,824,275.82
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $5,824,275.82

     Class A Monthly Interest                                      $1,343,608.89
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $2,717,357.00

TOTAL CLASS A EXCESS SPREAD                                        $1,303,309.93

REQUIRED AMOUNT                                                            $0.00
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Jun-2001                           1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

     Class B Finance Charge Collections                             $506,458.76
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $506,458.76

     Class B Monthly Interest                                       $120,280.00
     Class B Servicing Fee                                           $40,000.00

TOTAL CLASS B EXCESS SPREAD                                         $346,178.76

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,649,488.69

     Excess Spread Applied to Required Amount                             $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Interest, Servicing Fee,
     and Default Amount                                             $236,291.92

     Excess Spread Applied to Class B Reductions of Class B Investe       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $27,555.56

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                          $161.57

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $1,385,479.64

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Jun-2001                            1995-C                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $7,803,152.65

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                     $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.25%
    Base Rate (Prior Month)                                                6.39%
    Base Rate (Two Months Ago)                                             7.29%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              6.65%

    Portfolio Yield (Current Month)                                       10.13%
    Portfolio Yield (Prior Month)                                         11.07%
    Portfolio Yield (Two Months Ago)                                      11.84%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.01%

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Jun-2001                             1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

    Class A Principal Collections                              $44,991,737.61

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

    Class B Principal Collections                               $3,912,325.01

TOTAL PRINCIPAL COLLECTIONS                                    $48,904,062.62

INVESTOR DEFAULT AMOUNT                                         $2,953,648.92

REALLOCATED PRINCIPAL COLLECTIONS                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                       $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                      $0.00
    Deficit Controlled Accumulation Amount                              $0.00
CONTROLLED DISTRIBUTION AMOUNT                                          $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                      $0.00
    Deficit Controlled Accumulation Amount                              $0.00
CONTROLLED DISTRIBUTION AMOUNT                                          $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                              $51,857,711.54

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                            $0.00
CLASS B INVESTOR CHARGE OFFS                                            $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                 $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                 $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                            $52,000,000.00
    Available Cash Collateral Amount                           $52,000,000.00

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Jun-2001                            1995-C                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                   $0.00
    Class B Interest Rate Cap Payments                                   $0.00

TOTAL DRAW AMOUNT                                                        $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                          $0.00








                                      First USA Bank, National Association
                                      as Servicer


                                      By:     /s/ Tracie Klein
                                             ----------------------------
                                             Tracie H. Klein
                                             First Vice President